Net (loss) earnings per share (Narrative) (Details)	12 Months Ended
Dec. 31, 2021
Disclosure of earnings per share [Abstract]
Description of anti-dilutive effect excluded from computation of earnings per share	For the year ended December 31, 2020, 3,031,912 share options, 5,480,000 outstanding warrants and the 15,726,705 common shares underlying the convertible debentures were excluded from the computation of diluted earnings per share as their effect was anti-dilutive.